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                                                             EXHIBIT 10(iii)A(5)

                       NONQUALIFIED STOCK OPTION AGREEMENT
              FOR EXECUTIVE OFFICERS AND OPERATING UNIT PRESIDENTS




         THIS AGREEMENT, made as of the 1st day of June, 1999(the "Grant Date"),
between  National  Service  Industries,   Inc.,  a  Delaware   corporation  (the
"Company"), and George H. Gilmore, Jr. (the "Optionee").

         WHEREAS, the Company has adopted the National Service Industries, Inc. Long-Term Achievement Incentive Plan (the "Plan") in order to provide additional incentive to certain officers and key employees of the Company and its Subsidiaries; and

         WHEREAS, the Optionee performs services for the Company and/or one of its Subsidiaries; and

         WHEREAS, the Committee responsible for administration of the Plan has determined to grant the Option to the Optionee as provided herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       Grant of Option.

                  1.1 The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 39,156 whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement.

                  1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                  1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

         2.       Purchase Price.

                  The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $36.875 per Share.

         3.       Duration of Option.

                  The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.
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                                                             EXHIBIT 10(iii)A(5)


         4.       Exercisability of Option.

                  Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 25% of the total number of Shares covered by the Option after the expiration of one (1) year from the Grant Date and an additional 25% of the total number of Shares covered by the Option on each of the second, third, and fourth anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided during the remaining period of the Exercise Term.

         5.       Manner of Exercise and Payment.

                  5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                  5.2 The notice of exercise described in Section 5.1 shall be accompanied by the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check, or by transferring Shares to the Company having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted.

                  5.3 Upon receipt of notice of exercise and full payment for the Shares in respect of which the Option is being exercised, the Company shall, subject to Section 17 of the Plan, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

                  5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.
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                                                             EXHIBIT 10(iii)A(5)

         6.       Termination of Employment.

                  6.1      In General.

                           If the  employment of the Optionee  with the  Company
and its Subsidiaries shall terminate for any reason, other than for the reasons set forth in Sections 6.2 and 7.2 below, the Option shall continue to be exercisable (to the extent the Option was vested and exercisable on the date of the Optionee's termination of employment) at any time within three (3) months after the date of such termination of employment, but in no event after the expiration of the Exercise Term.

                  6.2 Termination of Employment Due to Death, Disability or Retirement.

                           If the Optionee's termination of  employment  is  due
to Death, Disability or Retirement (termination on or after age 65), or if Optionee terminates employment after age 55, the following shall apply:

         (a) Termination Due To Death. In the event the Optionee dies while actively employed, all vested Options at the date of death shall remain exercisable at any time prior to the expiration of the Exercise Term by (A) a Permitted Transferee (as defined in Section 8 below), if any, or such person(s) that have acquired the Optionee's rights under such Options by will or by the laws of descent and distribution, or (B) if no such person described in (A) exists, the Optionee's estate or representative of the Optionee's estate. All Options that are not vested as of the date of death shall be immediately forfeited.

         (b) Termination by Disability. In the event the employment of the Optionee is terminated by reason of Disability, all vested Options as of the date the Committee determines the Optionee terminated for Disability shall remain exercisable at any time prior to the expiration of the Exercise Term. All Options that are not vested as of the date of termination for Disability shall be immediately forfeited.

         (c) Termination by Retirement. In the event the employment of the Optionee is terminated by reason of Retirement, the Optionee's Options shall continue to vest in accordance with the original schedule (just as if the Optionee had remained employed) and shall remain exercisable at any time prior to the expiration of the lesser of five years or the remaining Exercise Term of the Options. In the event of the Optionee's death after Retirement, the Options shall continue to vest and be exercisable in accordance with this subsection (c) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

          (d) Termination After Attaining Age 55. If the Optionee terminates employment (other than as a result of death or Disability) after attaining age 55 but prior to age 65, unless the Committee determines otherwise at the time of such termination, the Optionee's Options shall continue to vest in accordance with the original schedule (just as if the Optionee had remained employed)and shall remain exercisable at any time prior to the expiration of the lesser of five years or the remaining Exercise Term of the Options. In the event of the Optionee's death after Retirement, the Options shall continue to vest and be exercisable in accordance with this subsection (d) as if the Optionee had lived and the Options shall be exercisable by the persons described in (a) above.

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                                                             EXHIBIT 10(iii)A(5)


         7.       Effect of Change in Control.

                  7.1 Notwithstanding anything contained to the contrary in this Agreement, in the event of a Change in Control, (i) the Option shall become immediately and fully exercisable, and (ii) the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or any portion of the Option to the extent not yet exercised, and the Optionee shall be entitled to receive immediately a cash payment in an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value on the date preceding the date of surrender, of the shares subject to the Option or portion of the Option surrendered, or (y) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered, over (B) the aggregate purchase price for such Shares under the Option; provided, however, that if the Option was granted within six (6) months prior to the Change in Control and the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the Optionee shall be entitled to surrender the Option, or any portion of the Option, for cancellation during the sixty (60) day period following the expiration of six (6) months from the Grant Date and to receive the amount described above with respect to such surrender for cancellation.

                  7.2 If the employment of the Optionee is terminated within two
(2) years following a Change in Control, all vested Options shall continue to be exercisable at any time within three (3) years after the date of such termination of employment, but in no event after expiration of the Exercise Term.

         8.       Nontransferability.

                  The Option shall not be transferable other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Option may be transferred, in whole or in part, without consideration, by written instrument signed by the Optionee, to any members of the immediate family of the Optionee (i.e., spouse, children, and grandchildren), any trusts for the benefit of such family members or any partnerships whose only partners are such family members (the "Permitted Transferees"). Appropriate evidence of any such transfer to the Permitted Transferees shall be delivered to the Company at its principal executive office. If all or part of the Option is transferred to a Permitted Transferee, the Permitted Transferee's rights hereunder shall be subject to the same restrictions and limitations with respect to the Option as the Optionee. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, or if applicable, by the Permitted Transferees.

         9.       No Right to Continued Employment.

                  Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or a Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Subsidiary to terminate the Optionee's employment at any time.

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                                                             EXHIBIT 10(iii)A(5)


         10.      Adjustments.

                  In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 11 of the Plan and shall be effective and final, binding, and conclusive for all purposes of the Plan and this Agreement.

         11.      Terminating Events.

                  Subject to Section 7 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Shares subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of Shares was entitled to receive in the Transaction.

         12.      Withholding of Taxes.

                  The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state, and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the withholding Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

         13.      Employee Bound by the Plan.

                  The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

         14.      Modification of Agreement.

                  This  Agreement  may  be  modified,   amended,  suspended,  or
terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.
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                                                             EXHIBIT 10(iii)A(5)

         15.      Severability.

                  Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

         16.      Governing Law.

                  The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         17.      Successors in Interest.

                  This Agreement shall inure to the benefit of and be binding upon each successor corporation. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding, and conclusive upon the Optionee's heirs, executors, Permitted Transferees, administrators, and successors.

         18.      Resolution of Disputes.

                  Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding, and conclusive on the Optionee and the Company for all purposes.



ATTEST:                                NATIONAL SERVICE INDUSTRIES, INC.




/s/ Helen D. Haines             By:/s/ James S. Balloun
       Secretary                       James S. Balloun
                                       Chairman, President, and
                                       Chief Executive Officer




                                   /s/ George H. Gilmore, Jr.
                    Name of Optionee:  George H. Gilmore, Jr.